                                                                  EXHIBIT 10.16

CONFIDENTIAL TREATMENT REQUESTED. THIS ENTIRE DOCUMENT HAS BEEN REDACTED AND HAS BEEN SEPARATELY FILED WITH THE COMMISSION.


   [Confidential material redacted and filed separately with the Commission.]
























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